SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 29, 2017

SECURITY NATIONAL FINANCIAL CORPORATION
(Exact name of registrant as specified in this Charter)

Utah	000-09341	87-0345941
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5300 South 360 West, Salt Lake City, Utah	84123
(Address of principal executive offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code:  (801) 264-1060

 Does Not Apply
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events

Information Presented at Annual Stockholders' Meeting

On June 29, 2017, Security National Financial Corporation (the "Company") held its Annual Stockholders' Meeting. At the meeting the Company's executive officers referred to certain powerpoint slides in their presentations to the stockholders.  Attached as Exhibit 99.1 are the powerpoint slides that were used in the presentations to the stockholders.

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits

99.1  Stockholder Presentations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURITY NATIONAL FINANCIAL CORPORATION
(Registrant)

Date: July 10, 2017	/s/ Scott M. Quist
Scott M. Quist, Chairman, President
and Chief Executive Officer